PLEASE NOTE: TEXT OF THIS DOCUMENT IN ENGLISH LANGUAGE IS A TRANSLATION PREPARED FOR INFORMATION PURPOSES ONLY. THE TRANSLATION MAY CONTAIN DISCREPANCIES AND OMISSIONS AND DOES NOT REPLACE THE RUSSIAN TEXT OF THE DOCUMENT. IN ANY AND ALL CASES THE TEXT OF THIS DOCUMENT IN RUSSIAN LANGUAGE SHALL PREVAIL.
This rights offering is made for the securities of a foreign company. The offer is subject to the disclosure requirements of a foreign country that are different from those of the United States. Financial statements included in the document, if any, have been prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.
It may be difficult for you to enforce your rights and any claim you may have arising under the federal securities laws, since the issuer is located in a foreign country, and some or all of its officers and directors may be residents of a foreign country. You may not be able to sue the foreign company or its officers or directors in a foreign court for violations of the U.S. securities laws. It may be difficult to compel a foreign company and its affiliates to subject themselves to a U.S. court’s judgment.
Registered on «16» November 2010
State Registration Number

1 – 0 3 – 33498 – E – 002D
FSFM of Russia
(registration authority)
(authorized signature)
(seal of registration authority)
DECISION ON ADDITIONAL ISSUE OF SECURITIES
Open Joint Stock Company
“INTER RAO UES”
ordinary registered non-documentary shares in the amount of 13,800,000,000,000 shares with a nominal value of 0.02809767 rubles per share placed through closed subscription
Approved by a resolution of the Board of Director dated 30 September 2010, Minutes of the Board of Directors No.32 dated 4 October 2010 based on a resolution of the Annual Shareholders Meeting on increasing share capital through the placement of additional shares, adopted on 25 June 2010, Minutes of the Shareholders Meeting No.5 dated 25 June 2010.
Issuer location: 12, Krasnopresnenskaya Nab., Entrance 7, Moscow, 123610, Russian Federation. Contact telephone number, including country code: +7 (495) 967 05 27
Chairman of the Management Board
of JSC “INTER RAO UES”                                          B.Yu. Kovalchuk
Date 18 October 2010                                          seal

1.	Class, category (type) of securities: registered shares
Category of shares: ordinary
Securities are not convertible
2.	form of securities: non-documentary

3.	Specification of mandatory centralized custody

Not applicable
4. Nominal value of each security in the issue (additional issue) (RUR). The availability of the nominal value of securities is provided for by Russian Federation laws.
0.02809767
5.	Number of securities in the issue (additional issue) (securities):

13,800,000,000,000

6.	Aggregate number of securities in this issue, which have previously been placed (securities):

2,893,027,370,229
7. Rights of the holder of each security in the issue (additional issue):
7.1. The exact provisions of the Joint Stock Company’s Articles of Association concerning rights conferred to shareholders by ordinary shares are specified for ordinary shares: the right to collect declared dividends, the right to participate in the General Meeting of shareholders, including: the right to vote on all questions falling under the shareholder’s competence, the right to receive a part of the Joint Stock Company’s property in case of its liquidation.
     Consistent with paragraph 6.2. in the Articles of Association of Open Joint Stock Company “INTER RAO UES” (hereinafter also referred to as “the Company” or “the Issuer”):
     “Shareholders — owners of the Company’s registered ordinary shares have the following rights:
6.2.1. participate personally or through representatives in the Company’s General Meeting of shareholders with the right to vote on all questions falling under their competence;
6.2.2. draw dividends declared by the Company;
6.2.3. in the case of the Company’s liquidation to receive a part of its property; and exercise any other applicable rights under the laws of the Russian Federation and these Articles of Association.”
The Articles of Association do not provide any restriction on the maximum number of votes that can be assigned to one shareholder.
7.2.	Not specified for this type of securities.

7.3.	Not specified for this type of securities.

7.4.	Not specified for this type of securities.

7.5.	Not specified for this type of securities.
8.	Terms and procedure for the placement of the securities issue (additional issue):

8.1.	Method of securities issue: Closed Subscription
List of potential purchasers includes:
1.	The Russian Federation represented by the Federal Agency for State Property Management (Rosimushchestvo); OGRN 1087746829994.

2.	Open Joint Stock Company Federal Grid company of the United Energy System (UES FGC JSC), OGRN: 1024701893336;

3.	Limited Liability Company Index of Power Engineering — UES FGC (LLC Index of Power Engineering — UES FGC), OGRN: 1087746560197;

4.	Open Joint Stock Company RusHydro (OJSC RusHydro), OGRN: 1042401810494 (Based on the Decision of the Annual General Meeting of Open Joint Stock Company RusHydro from 30.06.2010, Minutes No. 5 from 30.06.2010, the Full company name: of the company was changed. New Full company name: Open Joint Stock Company Federal Hydrogenerating Company (based on the decision of the Annual General Meeting from 30.06.2010, Minutes No. 5 from 30.06.2010)

5.	Limited Liability Company Index of Power Engineering — HydroOGK (LLC Index of Power Engineering — HydroOGK), OGRN: 1087746560131;

6.	Open Joint Stock Company ROSNEFTEGAZ (OJSC ROSNEFTEGAZ), OGRN: 1047796902966;

7.	State Corporation for Nuclear Power Rosatom (State Corporation Rosatom), OGRN: 1077799032926;

8.	Open Joint-Stock Company Rosneft Oil Company (OJSC Rosneft Oil Company), OGRN 1027700043502;

9.	Limited Liability Company Neft-Aktiv (LLC Neft-Aktiv), OGRN: 1077746098495;

10.	Open Joint-Stock Company Power Systems of the East RAO (OJSC RAO Power Systems of the East ), OGRN: 1087760000052;

11.	Closed Joint-Stock Company INTER RAO Capital (CJSC INTER RAO Capital), OGRN: 1027700091286;

12.	Limited Liability Company INTER RAO Invest (LLC INTER RAO Invest), OGRN: 1087746984490;

13.	Open Joint-Stock Company Joint-Stock Oil Company Bashneft (OJSC Bashneft JSOC), OGRN: 1020202555240;

14.	Gazprombank (Open Joint-Stock Company) (GPB (OJSC)), OGRN: 1027700167110;

15.	Limited Liability Company Managing Company AGANA (LLC AGANA MC), OGRN: 1027700076513;

16.	VADIFIN CONSULTING LIMITED, a company registered under the laws of the Republic of Cyprus, reg. No. HE 203767, with registered office at: Amorgou 14, Zakaki, Limassol, Cyprus;

17.	AUBURN INVESTMENTS LIMITED, a company registered under the laws of the Republic of Cyprus, reg. No. HE 148237, with registered office at: Naousis, 1, Karapatakis Building, P.C. 6018, Larnaca, Cyprus.
8.2. Period of securities placement:
Procedure for determination of placement start date: The date when placement of additional ordinary registered non-documentary shares starts (hereinafter “Placement start date”) will be determined by Chairman of the Management Board of Open Joint-Stock Company INTER RAO UES after the date of disclosing information about state registration of additional securities issue in the Newswire, on Issuer’s website as well as in “Izvestiya” newspaper in accordance with the order determined by p. 11 of the Decision on additional issue of securities and in p. 2.9. of this Securities Prospectus. The placement start date cannot occur sooner than 2 weeks after publishing a message on state registration of additional securities issue in periodical print publication.
The procedure for determination of the placement end date: The date when placement of additional ordinary registered non-documentary shares ends is the 120th (one hundred and twentieth) day after Placement Start Date (excluding Placement Start Date itself), or the date of placement of the last ordinary registered non-documentary share from securities additional issue, whichever is earlier (hereinafter the “Placement End Date”). In case Placement End Date falls at weekend and/or public holiday, the Placement End Date is considered to occur at the next business day (clause 193 (expiry in non-business day) of the Civil Code of the Russian Federation. At that, the Placement End Date cannot occur later than 1 year from the date of state registration of this additional securities issue.
The securities placement term is determined by disclosure on the placement date of any information on additional securities issue.
The procedure of such information disclosure:
The information on state registration of this additional securities issue and procedure for accessing the information contained in Securities Prospectus are disclosed by publishing message on material fact “Information about securities placement procedure stages” by the Issuer according to the following terms from the date of publishing information on state registration of the additional securities issue by the Issuer at the website of registering authority, or from the date of receipt by Issuer a notice in writing on state registration of the additional securities issue via mail, fax, e-mail, delivery by hand, whichever is earlier:
–	in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

–	an Issuer’s website www.interrao.ru — not later than 2 (two) days;

–	in “Izvestiya” newspaper not later than 10 (ten) days.
At that, web publication and publication in “Izvestiya” newspaper shall follow the same in Newswire.
The notice on Securities Placement Start date is published by Issuer according to following terms:
–	in Newswire of one of the authorized information agencies — not later than 5 (five) days before placement start date;

–	at Issuer’s website www.interrao.ru — not later than 4 (four) days before placement start date.
In case Issuer decides to change the Securities Placement Start Date that was disclosed according to foregoing procedure, the Issuer shall publish the notice on change of the Securities Placement Start Date in newswire of one of the authorized information agencies and at Issuer’s website not later that 1 (one) day prior to such date.
The publication on the Issuer’s website shall follow the same in the Newswire.

In case the securities offering price is not provided in notice on state registration of additional securities issue or in notice on Securities Placement Start Date, the Issuer shall publish in Newswire of one of the authorized information agencies and at www.interrao.ru the notice on securities offering price not later than Securities Placement Start Date Moreover, securities may not be offered prior to publication of the offering price by the Issuer in the Newswire and on the Issuer’s website.
Information on Securities Placement Start is disclosed through publishing notice on material fact “Information about securities placement procedure stages” according to the following terms from the date when securities placement starts:
–	in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

–	on Issuer’s website www.interrao.ru — not later than 2 (two) days.
The publication on the Issuer’s website shall follow the same in the Newswire. The moment of occurrence of material fact containing information on securities placement (placement start) is deemed to be the date when securities placement starts.
8.3. Procedure for the securities placement
Procedure and terms for making civil law contracts (procedure and conditions for filing and meeting applications) during the securities placement:
The placement of additional ordinary registered non-documentary shares to persons with pre-emption acquisition right is made according to the procedure specified by p. 8.5. of the Decision on additional securities issue.

The placement of securities during validity period of pre-emption right for acquiring additional ordinary registered non-documentary shares, specified by p. 8.5. of the Decision on additional securities issue, is possible only through exercising aforecited pre-emption right Additional ordinary registered non-documentary shares of this additional issue can be offered only on a basis of agreements intended for securities placement (hereinafter “the Share Purchase Agreement”) concluded between Issuer and persons from the list of prospective acquirers of additional ordinary registered non-documentary shares (hereinafter “Acquirers”), listed in p. 8.1. of the Decision on additional securities issue.
In order to conclude Share purchase agreements, the Purchaser (or its authorized representative) willing to purchase ordinary registered non-documentary shares of this additional issue shall submit a request for purchasing securities specifying the number of additional ordinary registered non-documentary shares that he wishes to purchase (hereinafter – “the Request”).
The Request shall include:
▪	the heading: Purchase request for placed securities of Open Joint-Stock Company INTER RAO UES;

▪	Full company name: (full name) of the Purchaser of reference that the Purchaser is the Russian Federation represented by the Federal Property Management Agency (Rosimushchestvo);

▪	whole number (maximum whole number) of additional ordinary registered non-documentary shares that Purchaser intends to purchase at price set by Issuer’s Board of Directors;

▪	the information on form of payment for offered ordinary registered non-documentary shares (monetary / non-monetary / both monetary and non-monetary simultaneously), and in case of non-monetary payment for additional ordinary registered non-documentary shares, the number of shares of Russian Joint Stock Companies or Foreign Joint Stock Companies as determined in p. 8.6. of the Decision on additional securities issue, transferred as payment for offered additional ordinary registered non-documentary shares, stating the name and OGRN of the Russian Joint Stock Company and/or name of the Foreign Joint Stock Company and its location, state registration number, shares issue number (if any);

▪	the personal account of the Purchaser in Issuer’s shareholders register, where purchased additional ordinary registered non-documentary shares shall be credited to (or information about nominee holder, if additional ordinary registered non-documentary shares shall be credited in Issuer’s shareholders register to nominee holder’s account (Full company name:, primary state registration number, registration authority, state registration date (date of entering to Uniform State Register of Legal Entities), Purchaser’s depository account, date and number of Depository Agreement between prospective Purchaser and Applicant, date and number of Interdepository Agreement, if any));

▪	Purchaser’s taxpayer identification number (if any);

▪	Purchaser’s location;

▪	Purchaser’s contact phone numbers and e-mail address;

▪	Request date.
The request shall be signed by Purchaser (a person authorized by the same confirmed by the original or notarized copy of a duly executed power of attorney or another document to confirm the representative’s authority), and for legal entities shall bear a seal (if any).
The Purchaser is entitled to pay for additional ordinary registered non-documentary shares of this issue with monetary funds, non-monetary assets or both.
The Purchaser, beginning with the date of state registration of this additional issue, shall submit the Request to the Issuer at the following address: 12 Krasnoprensenskaya naberezhnaya, entrance 7, 123610 Moscow, Russian Federation, JSC INTER RAO UES, from 11:00 to 16:00 except Saturdays, Sundays and public holidays. The Purchaser is entitled to submit several requests. The request shall be submitted not later than 10 (ten) business days before Placement End Date.
In case if Purchaser’s purchase of the amount of additional ordinary registered non-documentary shares specified in the Request requires the decision of Purchaser’s management bodies, or such transaction shall be made with preliminary approval of anti-monopoly authority, the Purchaser shall enclose with the Request certified copies of relevant decisions of Purchaser’s management bodies and opinion of the anti-monopoly authority (if applicable). In cases specified by current legislation, a securities market professional with brokerage license shall be involved in conclusion the Share purchase agreement, resulted from acceptance of the Request.
Issuer satisfies Requests on its sole discretion, beginning with the date of disclosing the information on results of exercising the pre-emption right in newswire of on of the authorized information agencies.
The Issuer shall notify the Purchaser about Request consideration results not later than 10 business days prior to Placement End Date via contact telephone numbers and e-mail provided in the Request.
Based on submitted Requests subject to satisfaction, the Issuer concludes Share purchase agreement(s) with the Purchaser.
Share purchase agreements are concluded in simple written form through making single document executed by authorized parties in agreed number of copies, however minimum 2 copies.
The place for concluding Share purchase agreements: 12 Krasnopresnenskaya naberezhnaya, entrance 7, 123610 Moscow, Russian Federation, JSC INTER RAO UES.
In order to conclude a Share purchase agreement, the authorized representative of the Purchaser shall apply at the following address within securities placement period determined in the Decision on additional securities issue: 12 Krasnoprensenskaya naberezhnaya, entrance 7, 123610 Moscow, Russian Federation, JSC INTER RAO UES (from 11:00 to 16:00 except Saturdays, Sundays and public holidays).
Material terms of the Share purchase agreement are determined by Issuer and Purchaser by agreement of the parties, however not conflicting with the Decision on additional securities issue and applicable laws.
The Share purchase agreement is to be signed by the Chairman of the management Board of the Issuer or person with relevant authority. The Share purchase agreement is deemed to be concluded after is signing by both parties.
Placed securities shall be paid by relevant Purchasers in full within the term determined in the Share purchase agreement, however not later than 3 (three) business days before Placement End Date and before making credit entries at personal (depository) accounts. Herewith, credit entries at personal (depository) accounts of Purchasers cannot be made after Placement End Date.
After the Share purchase agreement is signed by Issuer and Purchaser, Purchaser shall transfer the money to Issuer’s current account specified in p. 8.6. of the Decision on additional securities issue, and in case of paying for shares with non-monetary assets, transfer the property as payment for shares in accordance with the procedure determined in p. 8.6. of the Decision on additional securities issue.
Modification or termination of concluded Share purchase agreements is made on the basis and according to the procedure determined by cl. 29 (Agreements modification and termination) of the Civil code of the Russian Federation.
Securities placed are registered, and shareholders register is maintained by registrar. The person that shall receive the transfer order from Issuer, which is a basis for making credit entry on personal account of the first purchaser (registrar, first purchaser), as well as other conditions of making transfer order:

Full company name of register	Open Joint-Stock Company Registrar R.O.S.T.

Short company name	OJSC Registrar R.O.S.T.

Registered address:	18 Stromynka Street, bld. 13, Moscow

Mail address:	18 Stromynka Street, 107996 Moscow, PO Box 9

Number of securities market professional’s license for carrying out registrar activity	10-000-1-00264

License issue date	03.12.2002

Issuing authority	FCSM of Russia

License expiry date	without limitation
After state registration of securities additional issue, the Issuer shall provide the registrar the registered Decision on additional securities issue, after which the additional issue securities are credited to Issuer’s account opened in Issuer’s share register, which is maintained by the registrar.
The issuer shall execute and deliver to registrar the transfer order which is a basis for making credit entry on personal account of Purchaser or nominal holder serving the Purchaser, within 5 (five) business days afar payment for places securities according to the procedure determined by the Decision on additional securities issue, if no other term is specified by Share purchase agreement, however not later that 3 (three) business days before Securities Placement End Date.
The Registrar shall write off from Issuer’s account the number of securities from this additional issue provided in transfer order, and credit these to personal account of Purchaser or nominal holder serving the Purchaser, within 3 (three) business days after receiving the transfer order.
Credit entry on Purchaser personal accounts in share register and depository accounts cannot be made after Placement End Date.
A pre-emptive right for acquiring securities is provided during securities placement.
Certain number of ordinary registered non-documentary shares from this additional issue is planned to be offered under exercising pre-emption right for acquisition of the shares placed (i.e. when acquiring by Applicants) outside the Russian Federation as well, through placing relevant foreign securities certifying rights in relation to additional shares in accordance with foreign law. Ordinary registered non-documentary shares from this additional issue are not planned to be offered to other purchasers (not exercising pre-emption right for acquiring shares offered) outside the Russian Federation.
Securities cannot be placed through subscription in a way of bidding.
Securities cannot be placed by the Issuer with involvement of securities market professionals providing securities placement services to the Issuer.
Previously placed (currently circulating) issuer’s securities of the same sort, category (type) are not planned to be offered for purchase (including outside the Russian Federation, through placing relevant foreign securities) simultaneously with placement of securities. Issuer’s shares, securities convertible to shares and options cannot be placed by the joint-stock company through closed subscription only among all shareholders, providing these shareholders the possibility to acquire the whole number of securities placed, proportional to the number of shares of the relevant category (type) in their ownership.
Securities are not placed through closed subscription only among shareholders of the Issuer’s joint-stock company, providing these shareholders the possibility to acquire certain (limited) number of securities placed.
Issuer plans to conclude preliminary agreements containing the obligation to conclude the general agreement in future intended for transferring ownership of places securities to the first owner. This preliminary agreement can be concluded with any Purchaser at his will after state registration of the additional issue of Issuer’s ordinary registered non-documentary shares not later than 10 (ten) business days before Placement End Date. Purchaser willing to conclude the preliminary agreement shall apply to Issuer at the following address: 12 Krasnoprensenskaya naberezhnaya, entrance 7, Moscow, business days from 11:00 to 16:00. Material terms of the preliminary agreement are determined by Issuer and Purchaser by agreement of the parties, however not conflicting with the Decision on additional securities issue and applicable laws. The preliminary agreement is signed on behalf of the Issuer by the Chairman of the Management Board of the Issuer or person with relevant authority. The preliminary agreement is concluded by making single document signed by parties in agreed number of copies, however minimum 2 copies. The preliminary agreement is deemed to be concluded from the moment of its signing.

The Issuer is not economic company with strategic importance for ensuring defense of the country and safety of the nation, in terms of the Federal Law On procedure of making foreign investments to economic companies with strategic importance for ensuring defense of the country and safety of the nation.
Concluding agreements intended for transferring ownership for Issuer’s securities to their first owners in the course of securities placement doesn’t require preliminary approval of said agreements in accordance with Federal Law On procedure of making foreign investments to economic companies with strategic importance for ensuring defense of the country and safety of the nation.
8.4. Procedure for determining the offering price
Equity securities offering price (including offering price for persons included to list of persons with pre-emption right for the securities) is to be determined prior to securities placement by Board of Directors of Open Joint-Stock Company INTER RAO UES
8.5. Procedure for the pre-emptive right to placed securities.
The record date for shareholders entitled to pre-emption acquisition of offered securities: 20.05.2010.
The procedure of notice on possibility of exercising pre-emption right for acquiring offered securities:
After state registration of this additional securities issue and determination of the offering price by the Board of Directors of the Issuer, however not later than Placement Start Date, the Issuer shall notify persons entitled for pre-emption acquisition of additional ordinary registered non-documentary shares on possibility of exercising the pre-emption right according to the procedure determined for notifications on holding General Shareholder Meeting, namely
1.	through publishing notice in “Izvestiya” newspaper and

2.	through placing notice in the Web at www.interrao.ru.
Such notice shall include:
▪	information on number of offered additional ordinary registered non-documentary shares;

▪	offering price for additional ordinary registered non-documentary shares, including offering price for persons included to list of person entitled for pre-emption acquisition of securities;

▪	Procedure for determination of a number of additional ordinary registered non-documentary shares each person with pre-emption acquisition right is entitled to acquire;

▪	the procedure of submitting applications from these persons to the Issuer;

▪	the order of consideration of applications from the persons exercising pre-emption right for acquisition of additional ordinary registered non-documentary shares;

▪	the procedure for paying up additional ordinary registered non-documentary shares acquired;

▪	pre-emption right exercising term.
The procedure of exercising pre-emption right for acquiring offered securities: The placement of additional ordinary registered non-documentary shares to persons with relevant pre-emption right is made based on applications in writing (hereinafter “the Application(s)”) filed by such persons (hereinafter “the Applicant(s)”).
Persons with pre-emption right for acquiring additional ordinary registered non-documentary shares are entitled to exercise their pre-emption right partially or in full in amount proportional to number of Issuer’s ordinary registered shares in their ownership.
Certain number of ordinary registered non-documentary shares is planned to be offered under exercising pre-emption acquisition right (i.e. when acquiring by Applicants) outside the Russian Federation as well, through placing relevant foreign securities certifying rights for additional ordinary registered non-documentary shares in accordance with foreign law (hereinafter “the Depository Receipts”). The Applicant representing prospective owners of the foreign securities placed in accordance with foreign law in this case will be foreign issuer certifying rights in regard to Issuer’s ordinary registered shares (hereinafter also “Depository Bank”).
Issue of Depository Receipts is not subject to state registration in the Russian Federation. The Depository Receipts are offered solely outside the Russian Federation, and they may not be and shall not be placed by Issuer within the Russian Federation or circulate freely within the Russian Federation.
The placement of additional ordinary registered non-documentary shares through placing Depository Receipts is made only if Issuer possess the Permit for placement and/or circulation of securities outside the Russian Federation issued in due order by The Federal Financial Markets Service, which is required by the legislation of the Russian Federation for issuing and consequent circulation of ordinary registered non-documentary shares outside the Russian Federation.
The placement of Issuer’s additional ordinary registered non-documentary shares through placement of foreign securities is deemed to be the crediting specified Issuer’s shares to the personal account (depository account) of the Depository Bank which is the issuer of corresponding Depository Receipts in accordance with foreign law.
The placement of securities during validity period of pre-emption right for acquiring additional ordinary registered non-documentary shares is possible only through exercising afforested pre-emption right.
A person entitled for pre-emption acquisition of additional ordinary registered non-documentary shares shall file the Application within Pre-emption period, as described below.
The Application shall contain the following information:
▪	If Issuer is a legal person: Full company name: (full name), location, primary state registration number or its analogue. If Issuer is a physical person: surname, name and patronymic, place of residence, passport data);

▪	The number of additional ordinary registered non-documentary shares acquired under pre-emption right, which shall not exceed the maximum amount of specified shares that can be acquired by the Applicant, which is calculated according to the procedure given below:
It is recommended to include in the Application:
▪	Applicant’s contact phone numbers and e-mail address;

▪	the information on form of payment for offered additional ordinary registered non-documentary shares (monetary / non-monetary / both monetary and non-monetary simultaneously), and in case of non-monetary payment — reference to (i) Full company name: (full name) and (ii) primary state registration address or its analogue of the company from the list specified in p. 8.6. of the Decision on additional securities issue and p. 2.6. of this Securities Prospectus, shares (registered capital share) of which are considered to be transferred as payment for Issuer’s offered additional ordinary registered non-documentary shares, as well as (iii) number of said shares (nominal value of the registered capital share) transferred as payment for Issuer’s offered ordinary registered non-documentary shares;

▪	bank details that shall be used for money return in cases provided by the law (if monetary payment form for offered additional ordinary registered non-documentary shares was chosen);

▪	Applicant’s personal account in Issuer’s Share Register where additional ordinary registered non-documentary shares acquired under pre-emption right shall be credited to (or, if additional ordinary registered non-documentary shares shall be credited to Applicant depository account-, the information on Depository (Full company name: primary state registration number, state registration authority, state registration date (date of entering to Uniform State Register of Legal Entities), Applicant’s depository account, date and number of Depository Agreement between Depository and

Applicant, date and number of Interdepository Agreement, if any, and other details necessary for the Issuer in order to credit additional ordinary registered non-documentary shares));

▪	Applicant’s taxpayer identification number (if any);

▪	Applicant’s location.
The Application shall be signed by a person entitled to pre-emption acquisition of additional ordinary registered non-documentary shares (a person authorized by the same confirmed by the original or notarized copy of a duly executed power of attorney or another document to confirm the representative’s authority), and for legal entities shall bear a seal (if any).
The Application shall be enclosed with document on paying up the securities.
The Issuer can determine the recommended Application form. In this case the Application form will be published at Issuer’s website at: www.interrao.ru simultaneously with publication of Notice on possibility of exercising pre-emption right for acquiring offered securities.
The Applicant is entitled to pay for additional ordinary registered non-documentary shares of this issue with monetary funds, non-monetary assets or both.
The payment for additional ordinary registered non-documentary shares acquired shall be made by Applicant in accordance with the procedure determined by p. 8.6. of the Decision on additional securities issue.
A person exercising the pre-emption right to acquire additional ordinary registered non-documentary shares is liable for the truthfulness of the data provided in the Application, and their consistency with the data in the Issuer’s shareholders register.
The Applications shall be sent by Applicant with priority mail to: Open Joint-Stock Company Registrar R.O.S.T., 18 Stromynka Street, 107995 Moscow, PO Box 9 (marked: FOR JSC INTER RAO UES) or provided personally by the Applicant (a person authorized by the same confirmed by the original or notarized copy of a duly executed power of attorney or another document to confirm the representative’s authority) at any of the following addresses every day except Saturday, Sunday and public holidays within Pre-emption period:
▪	18 Stromynka Street, bld. 13, Moscow;

▪	at Issuer’s location.
In case the Applicant is going to pay for Issuer’s offered securities with shares of Foreign Joint Stock Companies listed in p. 8.6. of the Decision on additional securities issue, the Application shall be filed by the person entitled for pre-emption acquisition of additional shares through securities market professional with brokerage activity license, duly authorized by the Applicant.
In case the Applicant is going to pay for Issuer’s offered securities with share (partial share) in registered capital of the limited liability company listed in p. 8.6. of the Decision on additional securities issue, the Applicant shall coordinate with Issuer’s representatives the time of notarizing the transaction of transferring ownership for specified share (partial share) in registered capital of the limited liability company to the benefit of the Issuer (as payment for additional ordinary registered non-documentary shares acquired). Transaction on changing the ownership of the share (partial share) in registered capital is subject to notarization by the following notary: Fedorchenko Aleksandr Vyacheslavovich, address: 32 Bolshaya Dimitrovka Street, bld 4, Moscow, phone: +7 (495) 650-32-08, 739-09-82, Mon- Fri 11:00 -17:00 or any other notary approved by parties.
The Issuer is entitled to refuse the exercising of pre-emption right by the person submitting the Application in the following cases:
▪	The Application doesn’t correspond to requirements specified in p. 8.5. of the Decision on additional securities issue;

▪	The Application doesn’t allow to identify the Applicant as a person that have pre-emption right for acquiring additional ordinary registered non-documentary shares;

▪	no documents confirming payment of additional ordinary registered non-documentary shares by person with pre-emption right are enclosed with the Application

▪	The Application is received by the Issuer after expiration of the Pre-emption period.

In case the Application on acquiring additional ordinary registered non-documentary shares under exercising pre-emption right will not be satisfied by the Issuer, the Issuer returns money paid with reference to documents certifying the payment for the shares offered and/or property provided not later than 30 (thirty) days after expiration of the Pre-emption period.
The maximum number of additional ordinary registered non-documentary shares a person may acquire exercising its pre-emption right for acquiring such Issuer’s shares shall be proportionate to a number of ordinary Issuer’s Shares owned by him as for 20.05.2010 (the record date for persons entitled to participate in Annual General Shareholders Meeting held on 25.06.2010, where the Decision on increasing Issuer’s share capital through additional shares issue was taken) and determined by the following formula:
X = Y × (13 800 000 000 000 / К), where
X – the maximum amount of additional ordinary registered non-documentary shares that can be acquired by the person having pre-emption right to acquire specified Issuer’s shares;
Y – number of Issuer’s ordinary registered shares owned by the person with pre-emption right to acquire additional shares as for 20.05.2010 (the record date for persons entitled to participate in Annual General Shareholders Meeting where the Decision on increasing Issuer’s share capital through additional shares issue was taken);
13 800 000 000 000 (thirteen trillion eight hundred billion) – number of additional ordinary shares offered by the Issuer under the Decision on additional securities issue;
К – the number of Issuer’s ordinary registered non-documentary shares currently in circulation.
If the Application of the person with pre-emption right for acquiring additional ordinary registered non-documentary shares will specify the amount of the shares acquired lesser than number of shares paid according to the document confirming payment for securities offered enclosed with the Application, this Application will be satisfied by the Issuer only to the extent of the number of additional ordinary registered non-documentary shares specified un the Application. Moreover, the Issuer returns to the shareholder the monetary funds and/or property provided in excess of the value of offered securities, which number is specified in the Application, not later than 30 (thirty) days after expiration of the Pre-emption period.
If the Application of the person with pre-emption right for acquiring additional ordinary registered non-documentary shares will specify the amount of the shares acquired greater than number of shares paid according to the document confirming payment for securities offered enclosed with the Application, it is considered that such Applicant has exercised its pre-emption right for acquiring additional ordinary registered non-documentary shares only to the extent of the whole number of shares that had been paid up.
In case the number of additional ordinary registered non-documentary shares specified in the Application exceeds the number of additional ordinary registered non-documentary shares that the Applicant is entitled to acquire, the Application, provided all other conditions are met, shall be satisfied only to the extent of maximum number of paid up shares affordable to the Applicant, based on the number of shares owned by him and in accordance with procedure of calculation of maximum amount of additional shares that can be acquired by a person under its pre-emption right, determined by the Decision on additional securities issue.
If the duly determined number of placed additional ordinary registered non-documentary shares, determining the extent for exercising pre-emption right of the person for acquiring said shares, is a fractional number, such person is entitled to acquire a portion of the offered additional ordinary registered non-documentary shares (fractional share) corresponding to the fractional part of this number.
Fractional share shall give the shareholder – its owner – rights granted by the share of the relevant category (type), in the amount corresponding to this part of the whole share.
Fractional shares are circulated on a par with the whole shares.
No round off is made when registering ownership rights for fractional shares on registered persons personal accounts in share register system.

The additional ordinary registered non-documentary shares purchase agreement is considered to be concluded with the Applicant after Issuer receives the Application enclosed with document confirming the payment with monetary funds and (or) corresponding statements from personal account (depository account) and other documents confirming transfer of securities transferred as payment for offered securities, to the Issuer’s personal account (depository account) and (or) documents confirming the transfer of the share in registered capital of the limited liability company to the Issuer, if no reasons for refusal in exercising pre-emption rights specified in Decision on additional securities issue are present. Herewith, if the Application with enclosed payment documents will be received by Issuer’s before Placement Start Date, corresponding agreements are deemed to be concluded at Securities Placement Start Date.
The agreement on acquiring ordinary registered non-documentary shares with Applicant that paid for these shares with share (part of the share) in registered capital of the limited liability company specified in p. 8.6. of the Decision on additional securities issue is deemed to be concluded after notarizing the transaction of transferring ownership of the share (part of the share) in registered capital of said company as payment for securities offered.
The Issuer shall send to Issuer’s registrar (Open Joint-Stock Company Registrar R.O.S.T., OGRN 1027739216757, FCSM license for maintaining register No. 10-000-1-00264 from 03.12.2002) the transfer order which is a reason for entering the credit entry to personal account of the person exercising pre-emption right not later than 5 (five) business days after paying up securities or receiving the Application, whichever is later, however not later than Placement End Date.
The Registrar shall write off the number of additional securities specified in transfer order from the Issuer’s account and credit these securities to personal account of the person exercising pre-emption right or nominee holder serving the person exercising pre-emption right, within 3 (three) days after receiving the transfer order, however not later than Placement End Date.
Pre-emption period: The pre-emption right for acquiring offered securities is valid within 45 (forty five) days after the date of publishing the notice on possibility of exercising pre-emption right in Izvestiya newspaper or publishing the notice on possibility of exercising pre-emption right at the Web at www.interrao.ru. The pre-emption right validity period begins with the day going after the latter of the following: publication of the notice in “Izvestiya” newspaper or at Issuer’s website at www.interrao.ru. In case if the last day of pre-emption right validity period falls at weekend and/or public holiday, the date of expiration of pre-emption right for acquiring placed securities shall be considered the next business day (clause 193 (expiry in non-business day) of the Civil Code of the Russian Federation.
The placement of securities during validity period of pre-emption right for acquiring placed securities is possible only through exercising afforested pre-emption right.
The procedure of summing up the results of exercising pre-emption right for acquiring offered securities:
The summing up the results of exercising pre-emption right for acquiring additional securities is made by Chairman of the Board of the Issuer within 5 (five) days after the validity period of pre-emption right for acquiring additional shares is expired, and it determines the number of shares subject to be placed under private offering.
The procedure of disclosing the information on results of exercising pre-emption right for acquiring offered securities:
The information on results of exercising pre-emption right is disclosed by the Issuer in form of message, within the following terms after summing up the results of exercising pre-emption right:
–	in Newswire of one of the Authorized information agencies – not later than 1 (one) day;

–	on Issuer’s website www.interrao.ru – not later than 2 (two) days.
8.6. Terms and methods of payment for securities.
Payment term:

Payment of additional ordinary registered non-documentary shares placed under pre-emption right for acquiring offered securities is made before submitting the Application on securities acquisition.
When placing additional ordinary registered non-documentary shares not under pre-emption right, the offered securities shall be paid up by Acquirer within the term specified by Shares acquisition agreement, however not later than 3 (three) business days prior to the Securities Placement End Date.
Settlements in cash are not allowed.

Cashless settlement form is required.

Cashless settlement form: settlements by payment orders.

Banking company details

Full company name	Open Joint Stock Company Sberbank of Russia

Short company name	OJSC Sberbank of Russia

Registered address:	Russian Federation, 117997, Moscow, ul. Vavilova 19

Bank details for accounts where funds for securities shall be transferred to	Account No. 40702810600020106051 Correspondent Account No. 30101810400000000225;
BIC: 044525225;
BANK INN: 7707083893
Non-monetary payment form is allowed.

List of assets:

Stocks of the following joint-stock companies:
1.	Open Joint Stock Company RusHydro (OJSC RusHydro), OGRN: 1042401810494 (Based on the Decision of the Annual General Meeting of Open Joint Stock Company RusHydro from 30.06.2010, Minutes No. 5 from 30.06.2010, the full company name of the company was changed. New full company name: Open Joint Stock Company Federal Hydrogenerating Company (based on the decision of the Annual General Meeting from 30.06.2010, Minutes No. 5 from 30.06.2010)

2.	Open Joint Stock Company Federal Grid company of the United Energy System (OJSC UES FGC), OGRN: 1024701893336;

3.	Open Joint-Stock Company First Generating Company of the Wholesale Market of Electric Power (OJSC OGK-1), OGRN: 1057200597960;

4.	Open Joint-Stock Company Second Generating Company of the Wholesale Market of Electric Power (OJSC OGK-2), OGRN: 1052600002180;

5.	Open Joint-Stock Company Third Generating Company of the Wholesale Market of Electric Power (OJSC OGK-3), OGRN: 1040302983093;

6.	Open Joint-Stock Company Fourth Generating Company of the Wholesale Market of Electric Power (OJSC OGK-4), OGRN: 1058602056985;

7.	Open Joint-Stock Company Enel OGK-5 (OJSC Enel OGK-5), OGRN: 1046604013257;

8.	Open Joint-Stock Company Sixth Generating Company of the Wholesale Market of Electric Power (OJSC OGK-6), OGRN: 1056164020769;

9.	Open Joint-Stock Company Territorial Generating Company No. 1 (OJSC TGK-1), OGRN: 1057810153400;

10.	Open Joint-Stock Company Territorial Generating Company No. 2 (OJSC TGK-2), OGRN: 1057601091151;

11.	Open Joint-Stock Company of Power Engineering and Electrification Mosenergo (OJSC Mosenergo), OGRN: 1027700302420;

12.	Open Joint-Stock Company Quadra Generating Company (OJSC Quadra), OGRN: 1056882304489;

13.	Open Joint-Stock Company Territorial Generating Company No. 6 (OJSC TGK-6), OGRN: 1055230028006;

14.	Open Joint-Stock Company Volga Territorial Generating Company (OJSC Volga TGK), OGRN: 1056315070350;

15.	Open Joint-Stock Company Territorial Generating Company No. 9 (OJSC TGK-9), OGRN: 1045900550024;

16.	Open Joint Stock Company Fortum (OJSC Fortum), OGRN: 1058602102437;

17.	Open Joint-Stock Company Territorial Generating Company No. 11 (OJSC TGK-11), OGRN: 1055406226237;

18.	Kuzbass Open Joint-Stock Company of Power Engineering and Electrification (OJSC Kuzbassenergo), OGRN: 1024200678260;

19.	Open Joint-Stock Company Yenisei Territorial Generating Company (TGK-13) (OJSC Yenisei TGK (TGK-13)), OGRN: 1051901068020;

20.	Open Joint-Stock Company Territorial Generating Company No. 14 (OJSC TGK-14), OGRN: 1047550031242;

21.	Open Joint-Stock Company RAO Power Systems of the East (OJSC RAO Power Systems of the East), OGRN: 1087760000052;

22.	Irkutsk Open Joint-Stock Company of Power Engineering and Electrification (OJSC Irkutskenergo), OGRN: 1023801003313;

23.	Open Joint-Stock Company of Power Engineering and Electrification Novosibirskenergo (OJSC Novosibirskenergo), OGRN: 1025403195674;

24.	Bashkiriya Open Joint-Stock Company of Power Engineering and Electrification (OJSC Bashkirenergo), OGRN: 1020202769146;

25.	Open Joint-Stock Company of Power Engineering and Electrification Saratovenergo (OJSC Saratovenergo), OGRN: 1026402199636;

26.	Open Joint-Stock Company Kuban Generating Company (OJSC Kuban Generating Company), OGRN: 1062309019805;

27.	Open Joint-Stock Company United Energy Sale Company (OJSC United Energy Sale Company), OGRN: 1097746376793;

28.	Joint-Stock Company Petersburg Energy Sales Company (OJSC Petersburg Energy Sales Company), OGRN: 1057812496818;

29.	Open Joint Stock Company Mosenergosbyt (OJSC Mosenergosbyt), OGRN: 1057746557329;

30.	Open Joint Stock Company Altayenergosbyt (OJSC Altayenergosbyt), OGRN: 1062224065166;

31.	Open Joint-Stock Company Tambov Energy Sale Company (OJSC Tambov Energy Sale Company), OGRN: 1056882285129;

32.	Open Joint-Stock Company Tomsk Energy Sale Company (OJSC Tomsk Energy Sale Company), OGRN: 1057000128184;

33.	Open Joint-Stock Company Kuban Energy Sale Company (OJSC Kubanenergosbyt), OGRN: 1062309019794;

34.	Closed Joint-Stock Company Novosibirskenergo (CJSC Novosibirskenergo). OGRN: 1045401912401 (based on the decision of the sole shareholder of Closed Joint-Stock Company Novosibirskenergo from 14.09.2010, Decision No 2 from 14.09.2010, the company name as well as its type was changed. New full Company name is Open Joint-Stock Company Sibir Energy Company (new short Company name: OJSC SIBEKO) (based on the decision of the sole shareholder from 14.09.2010, Decision No. 2 from 14.09.2010);

35.	Open Joint-Stock Company Holding TGK-11 (OJSC TGK-11 Holding), OGRN: 1087760000063;

36.	Open Joint Stock Company Tomskenergoremont (OJSC Tomskenergoremont), OGRN: 1057000128107;

37.	Open Joint-Stock Company Power Machine-Building Alliance (OJSC EMAliance), OGRN: 1055014708297;

38.	Open Joint Stock Company Design, Research and Scientific Institute Hydroproject named after S.Ya. Zhuk (OJSC Hydroproject Institute), OGRN: 5087746440766;
(joint stock companies stated above under numbers 1-38 hereinafter collectively referred to as “Russian joint Stock Companies” and separately as “Russian joint Stock Company”);
39.	Open Joint-Stock Company Sangtudinskaya GES-1 (OJSC Sangtudinskaya GES-1), location: 2a Shestopalova Street, Dushanbe, 734033, Republic of Tajikistan;

40.	Open Joint-Stock Company Razdanskaya Power Company (RazTES) (OJSC RazTES), location: Razdanskaya thermal power plant, Gortsaranayin Ulitsa, Razdan, Kotaikskiy marz, Republic of Armenia;

41.	Joint-stock company United Energy System GruzRosenergo (OJSC GruzRosenergo UES), location: 2 Marshala Gelovani Ul, 0159 Tbilisi, Republic Georgia.

42.	Stusara N.V., a company registered under the laws of the Kingdom of Netherlands, reg. No. 34256034, with registered office at: Fred. Roeskestraat 123, 1076EE, Amsterdam, The Netherlands;

43.	RES Holdings B.V., a company registered under the laws of the Kingdom of Netherlands, reg. No. 34246824, with registered office at: Fred. Roeskestraat 123 1hg, 1076EE Amsterdam, The Netherlands
(joint stock companies stated above under numbers 39-43 hereinafter collectively referred to as “Foreign Joint Stock Companies” and separately as “Foreign Joint Stock Company”);
Share (shares, partial shares) in the authorized capital of Limited Liability Company RN-Energo (LLC RN-Energo), OGRN: 1047796118182.
Payment terms and documents executed upon such payment:

Payment of additional ordinary registered non-documentary shares placed under pre-emption right with non-monetary assets is made in accordance with the following procedure:
When paying for offered securities with non-monetary assets (shares of the Russian Joint-Stock Company or Foreign Joint-Stock Company), the Applicant is recommended to send via e-mail to savelev_oy@interrao.ru the notice on intention to pay for securities with non-monetary funds not later than 6 days before submitting the Application in order the Issuer could sent to Securities Depository the depository counter order on crediting securities which are provided as payment for offered Issuer’s additional registered non-documentary shares to Issuer’s depository account, if no other procedure is provided by current applicable legislation.
Such notice shall include:
- name: “Notice of intention of payment for shares with non-monetary assets”;
- full name (full company name) of the applicant;
- place or residence (registered address);
- number of acquired additional shares;
- for natural persons — passport data (date, year and place of birth; passport number, date and place of issue, issuing authority);
- for legal entities — information on legal entity registration (including, for Russian legal entities — data on registration in the Unified State Register of Legal Entities (date, registering body, relevant certificate number));
- full company name and OGRN of the Russian Joint-Stock Company (or its analogue for Foreign Joint-Stock Company and its registered address) as well as number of shares of this companies, transferred as payment for additional shares offered;

- planned date of sending the transfer order / order on depository account (in case rights for securities of this company are registered in depository) for entering in the Shareholder Register / shares depository system of the foregoing joint stock company the entry on transferring ownership of securities from Applicant to Issuer, which date shall not be sooner than 4 days prior to submitting the Application to the Issue;
- Applicant’s contact telephone number (if any) with area code.

Issuer shall make all necessary efforts for receiving the payment for offered securities from the Applicant, including (when necessary) opening an account in Register maintenance system of corresponding Russian Joint Stock Company or Foreign Joint Stock Company, or sending depository account order to depository which serves Issuer’s depository account.
Herewith, the payment date for offered additional ordinary registered non-documentary shares is deemed to be the date of crediting shares of the Russian Joint Stock Company which are provided as payment for offered additional shares to Issuer’s personal account / depository account, and/or date of crediting shares of the Foreign Joint Stock Company provided as payment for offered additional shares to Issuer’s depository account or another date of transfer of ownership for shares of the Foreign Joint Stock Company in accordance with applicable foreign legislation.
If payment for additional shares with non-monetary assets is to be made, namely with share (partial share) in registered capital of RN-Energo Limited Liability Company, OGRN: 1047796118182, the Applicant is recommended not later than 6 days before submitting the Application to send via e-mail to savelev_oy@interrao.ru the notice on intention to pay for securities with non-monetary assets in order the Issuer could prepare necessary documents for notarization and concluding the transaction intended for transferring the share in registered capital of the limited liability company.
Such notice shall include:
- name: “Notice of intention of payment for shares with non-monetary assets”;
- full name (full company name) of the applicant;
- place or residence (registered address);
- number of acquired additional shares;
- for natural persons — passport data (date, year and place of birth; passport number, date and place of issue, issuing authority);
- for legal entities — information on legal entity registration (including, for Russian legal entities — data on registration in the Unified State Register of Legal Entities (date, registering body, relevant certificate number));
- the notice that offered securities will be paid with share (partial share) in registered capital of RN-Energo Limited Liability Company, OGRN: 1047796118182;
- the planned date of signing and notarizing the transaction of transfer of ownership for share (partial share) in registered capital of RN-Energo Limited Liability Company
The Issuer shall take all necessary measures intended for receiving payment from Applicant, particularly provide presence of the person authorized to conclude the contract on transfer of ownership for share (partial share) in registered capital of Limited Liability Company on behalf of the Issuer.
Herewith, the payment date for offered additional ordinary registered non-documentary shares is deemed to be the date of notarizing the transaction of transfer of ownership for share (partial share) in registered capital of RN-Energo Limited Liability Company. When placing additional ordinary registered non-documentary shares not under pre-emption right, the shares purchased are paid according the following procedure:
The payment for additional ordinary registered non-documentary shares with non-documentary assets, namely Russian Joint Stock Company shares, is made via transfer order on depository account (in case rights for securities of this company are registered in depository) to the relevant Registrar / Depository. Registrar / Depository after making operation on crediting securities on Issuer’s depository account issues the relevant operation notice / report. Herewith, the payment date for offered additional shares is the date of making credit entry on Issuer’s personal account / depository account.
The payment for additional ordinary registered non-documentary shares with non-documentary assets, namely Foreign Joint Stock Company shares, is made via transfer order on depository account, if no other procedure is contemplated by relevant applicable law. Herewith, the payment date for offered additional shares is the date of crediting shares of the Foreign Joint Stock Company which are provided as payment for offered additional shares to Issuer’s depository account or another date of transfer of ownership for shares of the Foreign Joint Stock Company in accordance with applicable foreign legislation. Depository (Registrar, or another person authorized for registering ownership rights for Foreign Joint Stock Company shares in accordance with foreign legislation) after making transaction mediating the transfer of ownership rights for Foreign Joint Stock Company shares from Acquirer to Issuer, issues documents confirming execution of the foregoing operations.
If payment for additional ordinary registered non-documentary shares with non-monetary assets is to be made, namely with share (partial share) in registered capital of RN-Energo Limited Liability Company, OGRN: 1047796118182, an agreement on transferring the share (partial share) in registered capital of this limited liability company is made, which shall be notarized. Herewith, the payment date for offered additional shares is the date of notarizing the agreement on transferring the share (partial share) in registered capital of this limited liability company, which is transferred as a payment for offered securities. Shares of Russian Joint Stock Companies and shares of Foreign Joint Stock Companies transferred as a payment for offered securities under pre-emption right / not under pre-emption right, are to be credited to the following accounts:
Russian Joint Stock Companies shares are to be credited to Issuer’s depository account with following details:

Full Depository name	Limited Liability Company Depository and corporative technologies

Short Depository name	LLC DKT

Registered address:	7 Ramenki Street, bld. 1, 119607 Moscow

Mail address:	4 Stromynka Street, bld.1, 107014 Moscow

Contact telephone number	+7 (495) 641-30-31

Number of securities market professional’s licence for carrying out depository activity	177-11151-000100

License issue date	03.04.2008

Issuing authority	FFMS of Russia

License expiry date	without limitation

Depository Agreement	from 19.02.2008 No. 108 / DKT-DU

Owner’s depository account	No. B00000135
or to other account, the information of which will be disclosed by Issuer in the following terms after Issuer’s authorized body takes a decision on crediting shares of Russian Joint Stock Companies to these accounts:
-	in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

-	at Issuer’s website www.interrao.ru — not later than 2 (two) days.

Foreign Joint Stock Companies shares are to be credited to Issuer’s depository account with following details:

Full Depository name	OPEN JOINT STOCK COMPANY EUROFINANCES INVESTMENT COMPANY

Short Depository name	OJSC IC EUROFINANCES

Registered address:	10 Shabolovka Street, bld 2, 119049 Moscow, Russian Federation

Mail address:	10 Shabolovka Street, bld 2, 119049 Moscow, Russian Federation

Contact telephone number	+7 (495) 545-35-35

Number of securities market professional’s licence for carrying out depository activity	177-06285-00100

License issue date	12.09.2003

Issuing authority	FFMS of Russia

License expiry date	without limitation

Depository Agreement	636-D/10 from 15.09.2010

Owner’s depository account	001774Π01

or to Issuer’s depository account with following details: Full Depository name	Limited Liability Company Depository and corporative technologies

Short Depository name	LLC DKT

Registered address:	7 Ramenki Street, bld. 1, 119607 Moscow

Mail address:	4 Stromynka Street, bld.1, 107014 Moscow

Contact telephone number	+7 (495) 641-30-31

Number of securities market professional’s licence for carrying out depository activity	177-11151-000100

License issue date	03.04.2008

Issuing authority	FSFM of Russia

License expiry date	without limitation

Depository Agreement	from 19.02.2008 No. 108 / DKT-DU

Owner’s depository account	No. B00000135
or to other account, the information of which will be disclosed by Issuer in the following terms after Issuer’s authorized body takes a decision on crediting shares of Russian Joint Stock Companies to these accounts:
- in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

- at Issuer’s website www.interrao.ru — not later than 2 (two) days.
The information on appraiser (s) involved for appraising commercial value of the property used as payment for offered securities:
1. Appraiser’s surname, name, and patronymic: Voronkin Aleksey Vladimirovich; information on membership in self-regulated appraisers organization: full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professonals SMAO location of self-regulated appraisers organization: 74A Leningradsky Prospekt, Moscow appraisers’ registration number and registration date in self-regulated appraisers organization register: No. 2882 from March 20, 2009; Information on legal person that concluded labor agreement with appraiser: Full company name: Closed Joint Stock Company Deloitte and Touche CIS; Short company name: CJSC Deloitte and Touche CIS; legal person location: 5 Lesnaya Street, 103009 Moscow; primary state registration number (OGRN): 1027700425444.
2. Appraiser’s surname, name, and patronymic: Ustimenko Vitaly Aleksandrovich; information on membership in self-regulated appraisers organization: full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professonals SMAO; location of self-regulated appraisers organization: 74A Leningradsky Prospekt, Moscow appraisers’ registration number and registration date in self-regulated appraisers organization register: No. 2881 from March 19, 2009; Information on legal person that concluded labor agreement with appraiser: Full company name: Closed Joint Stock Company Deloitte and Touche CIS; Short company name: CJSC Deloitte and Touche CIS; legal person location: 5 Lesnaya Street, 103009 Moscow primary state registration number (OGRN): 1027700425444.
3. Appraiser’s surname, name, and patronymic: Shulga Anton Vladimirovich; information on membership in self-regulated appraisers organization: full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO; location of self-regulated appraisers organization: 74A Leningradsky Prospekt, Moscow appraisers’ registration number and registration date in self-regulated appraisers organization register: No. 2883 from March 20, 2009; Information on legal person that concluded labor agreement with appraiser: Full company name: Closed Joint Stock Company Deloitte and Touche CIS; Short company name: CJSC Deloitte and Touche CIS; legal person location: 5 Lesnaya Street, 103009 Moscow primary state registration number (OGRN): 1027700425444.
4. Appraiser’s surname, name, and patronymic: Belov Valery Alekseevich; information on membership in self-regulated appraisers organization: full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO; location of self-regulated appraisers organization: 74A Leningradsky Prospekt, Moscow appraisers’ registration number and registration date in self-regulated appraisers organization register: No. 74.66 from November 16, 2007; Information on legal person that concluded labor agreement with appraiser:

Full company name: Closed Joint Stock Company Deloitte and Touche CIS; Short company name: CJSC Deloitte and Touche CIS; legal person location: 5 Lesnaya Street, 103009 Moscow primary state registration number (OGRN): 1027700425444.
5. Appraiser’s surname, name, and patronymic: Tschagovets Aleksey Sergeevich; information on membership in self-regulated appraisers organization: full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO; location of self-regulated appraisers organization: 74A Leningradsky Prospekt, Moscow appraisers’ registration number and registration date in self-regulated appraisers organization register: No. 2750 from October 27, 2009; Information on legal person that concluded labor agreement with appraiser: Full company name Closed Joint Stock Company Deloitte and Touche CIS; Short company name CJSC Deloitte and Touche CIS; legal person location: 5 Lesnaya Street, 103009 Moscow primary state registration number (OGRN): 1027700425444.
6. Appraiser’s surname, name, and patronymic: Callaway John Robert; information on membership in self-regulated appraisers organization: full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO; location of self-regulated appraisers organization: 74A Leningradsky Prospekt, Moscow appraisers’ registration number and date of registration in self-regulated appraisers organization register: No. 2541 from July 18, 2008; Information on legal person that concluded labor agreement with appraiser: Full company name: Closed Joint Stock Company KMPG; Short company name: CJSC KPMG; legal person location: 18/1 Olimpiysky Prospekt, 3035, 129110 Moscow; primary state registration number (OGRN): 1027700125628.
7. Appraiser’s surname, name, and patronymic: Kudryaev Sergey Sergeevich; information on membership in self-regulated appraisers organization: full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO; location of self-regulated appraisers organization: 74A Leningradsky Prospekt, Moscow appraisers’ registration number and date of registration in self-regulated appraisers organization register: No. 2654 from September 12, 2008; Information on legal person that concluded labor agreement with appraiser: Full company name: Closed Joint Stock Company KMPG; Short company name: CJSC KPMG; legal person location: 18/1 Olimpiysky Prospekt, 3035, 129110 Moscow primary state registration number (OGRN): 1027700125628.
8. Appraiser’s surname, name, and patronymic: Savin Vasily Anatolyevich; information on membership in self-regulated appraisers organization: full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO; location of self-regulated appraisers organization: 74A Leningradsky Prospekt, Moscow appraisers’ registration number and date of registration in self-regulated appraisers organization register: No. 409 from July 6, 2007 Information on legal person that concluded labor agreement with appraiser:

Full company name: Closed Joint Stock Company KMPG; Short company name: CJSC KPMG; legal person location: 18/1 Olimpiysky Prospekt, 3035, 129110 Moscow; primary state registration number (OGRN): 1027700125628.
9. Appraiser’s surname, name, and patronymic: Edomsky Sergey Rudolfovich; information on membership in self-regulated appraisers organization: full name of the self-regulated appraisers organization: All-Russia Nonprofit Organization Russian Appraisers Society; location of self-regulated appraisers organization: 2A First Basmanny Pereulok, office 5, 107078 Moscow; appraisers’ registration number and date of registration in self-regulated appraisers organization register: No. 002797 from 10.01.2008; Information on legal person that concluded labor agreement with appraiser: Full company name: Limited Liability Company The Institute for Enterprise Issues; Short company name: LLC IPP; legal person location: 92A Marata Street, 191119 Saint Petersburg, Russian Federation; primary state registration number (OGRN): 1027800561458.
10. Appraiser’s surname, name, and patronymic: Schaskolsky Aleksey Igorevich; information on membership in self-regulated appraisers organization: full name of the self-regulated appraisers organization: All-Russia Nonprofit Organization Russian Appraisers Society; location of self-regulated appraisers organization: 2A First Basmanny Pereulok, office 5, 107078 Moscow; appraisers’ registration number and registration date in self-regulated appraisers organization register: No. 002795 from 10.01.2008; Information on legal person that concluded labor agreement with appraiser: Full company name: Limited Liability Company The Institute for Enterprise Issues; Short company name: LLC IPP; legal person location: 92A Marata Street, 191119 Saint Petersburg, Russian Federation; primary state registration number (OGRN): 1027800561458.
11. Appraiser’s surname, name, and patronymic: Bogatova Ekaterina Mikhailovna; information on membership in self-regulated appraisers organization: full name of the self-regulated appraisers organization: All-Russia Nonprofit Organization Russian Appraisers Society; location of self-regulated appraisers organization: 2A First Basmanny Pereulok, office 5, 107078 Moscow; appraisers’ registration number and registration date in self-regulated appraisers organization register: No. 002795 from 10.01.2008; Information on legal person that concluded labor agreement with appraiser: Full company name: Limited Liability Company The Institute for Enterprise Issues; Short company name: LLC IPP; legal person location: 92A Marata Street, 191119 Saint Petersburg, Russian Federation; primary state registration number (OGRN): 1027800561458.
12. Appraiser’s surname, name, and patronymic: Burdaeva Ekaterina Aleksandrovna; information on membership in self-regulated appraisers organization: full name of the self-regulated appraisers organization: All-Russia Nonprofit Organization Russian Appraisers Society;

location of self-regulated appraisers organization: 2A First Basmanny Pereulok, office 5, 107078 Moscow; appraisers’ registration number and registration date in self-regulated appraisers organization register: No. 002812 from 14.01.2008; Information on legal person that concluded labor agreement with appraiser: Full company name Limited Liability Company The Institute for Enterprise Issues; Short company name: LLC IPP; legal person location: 92A Marata Street, 191119 Saint Petersburg, Russian Federation; primary state registration number (OGRN): 1027800561458.
13. Appraiser’s surname, name, and patronymic: Schablya Egor Yaroslavovich; information on membership in self-regulated appraisers organization: full name of the self-regulated appraisers organization: All-Russia Nonprofit Organization Russian Appraisers Society; location of self-regulated appraisers organization: 2A First Basmanny Pereulok, office 5, 107078 Moscow; appraisers’ registration number and registration date in self-regulated appraisers organization register: No. 002794 from 10.01.2008; Information on legal person that concluded labor agreement with appraiser: Full company name: Limited Liability Company The Institute for Enterprise Issues; Short company name: LLC IPP; legal person location: 92A Marata Street, 191119 Saint Petersburg, Russian Federation; primary state registration number (OGRN): 1027800561458.
14. Appraiser’s surname, name, and patronymic: Birykov Vitaly Valarievich; information on membership in self-regulated appraisers organization: full name of the self-regulated appraisers organization: Nonprofit Partnership APPRAISAL PROFESSIONALS COMMUNITY; location of self-regulated appraisers organization: 5 Grivtsova per. office 101, 190000 Saint Petersburg; appraisers’ registration number and registration date in self-regulated appraisers organization register: No. 0028 from 20.11.2009 Information on legal person that concluded labor agreement with appraiser: Full company name: Limited Liability Company The Institute for Enterprise Issues; Short company name: LLC IPP; legal person location: 92A Marata Street, 191119 Saint Petersburg, Russian Federation; primary state registration number (OGRN): 1027800561458.
15. Appraiser’s surname, name, and patronymic: Romanova Svetlana Igorevna; information on membership in self-regulated appraisers organization: full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO; location of self-regulated appraisers organization: 74A Leningradsky Prospekt, 125315 Moscow; appraisers’ registration number and registration date in self-regulated appraisers organization register: No. 2227 from April 4, 2008; Information on legal person that concluded labor agreement with appraiser: Full company name: Limited Liability Company Nexia Pacioli Consulting; Short company name: LLC Nexia Pacioli Consulting; legal person location: 2 M. Polyanka Street, 119180 Moscow; primary state registration number (OGRN): 1047796989679.
16. Appraiser’s surname, name, and patronymic: Vyaseleva Adilya Iskanderovna;

information on membership in self-regulated appraisers organization: full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO; location of self-regulated appraisers organization: 74A Leningradsky Prospekt, 125315 Moscow; appraisers’ registration number and registration: date in self-regulated appraisers organization register: No. 696 from August 8, 2007; Information on legal person that concluded labor agreement with appraiser: Full company name: Limited Liability Company Nexia Pacioli Consulting; Short company name: LLC Nexia Pacioli Consulting; legal person location: 2 M. Polyanka Street, 119180 Moscow; primary state registration number (OGRN): 1047796989679.
17. Appraiser’s surname, name, and patronymic: Zuev Denis Alekseevich; information on membership in self-regulated appraisers organization: full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO; location of self-regulated appraisers organization: 74A Leningradsky Prospekt, 125315 Moscow; appraisers’ registration number and registration: date in self-regulated appraisers organization register: No. 2136 from March 17, 2008; Information on legal person that concluded labor agreement with appraiser: Full company name: Limited Liability Company Nexia Pacioli Consulting; Short company name: LLC Nexia Pacioli Consulting; legal person location: 2 M. Polyanka Street, 119180 Moscow; primary state registration number (OGRN): 1047796989679.
18. Appraiser’s surname, name, and patronymic: Ivanov Aleksandr Sergeevich; information on membership in self-regulated appraisers organization: full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO; location of self-regulated appraisers organization: 74A Leningradsky Prospekt, 125315 Moscow; appraisers’ registration number and registration: date in self-regulated appraisers organization register: No. 1767 from Febriary 01, 2008; Information on legal person that concluded labor agreement with appraiser: Full company name: Limited Liability Company Nexia Pacioli Consulting; Short company name: LLC Nexia Pacioli Consulting; legal person location: 2 M. Polyanka Street, 119180 Moscow; primary state registration number (OGRN): 1047796989679.
19. Appraiser’s surname, name, and patronymic: Aleksanrova Tatyana Nikolaevna; information on membership in self-regulated appraisers organization: full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO; location of self-regulated appraisers organization: 74A Leningradsky Prospekt, 125315 Moscow; appraisers’ registration number and registration: date in self-regulated appraisers organization register: No. 2626 from 25.08.2008; Information on legal person that concluded labor agreement with appraiser: Full company name: Limited Liability Company TOP-AUDIT AUDIT AND CONSULTING COMPANY; Short company name: LLC TOP-AUDIT AUDIT AND CONSULTING COMPANY; legal person location: 73 Volokolamskoye Shosse, 123424 Moscow; primary state registration number (OGRN): 1027739441553.

20. Appraiser’s surname, name, and patronymic: Arzumanov Elman Vagifovich; information on membership in self-regulated appraisers organization: full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO; location of self-regulated appraisers organization: 74A Leningradsky Prospekt, 125315 Moscow; appraisers’ registration number and registration: date in self-regulated appraisers organization register: No. 1637 from 25.01.2008; Information on legal person that concluded labor agreement with appraiser: Full company name: Limited Liability Company TOP-AUDIT AUDIT AND CONSULTING COMPANY; Short company name: LLC TOP-AUDIT AUDIT AND CONSULTING COMPANY; legal person location: 73 Volokolamskoye Shosse, 123424 Moscow; primary state registration number (OGRN): 1027739441553.
21. Appraiser’s surname, name, and patronymic: Bekeshko Irina Aleksandrovna; information on membership in self-regulated appraisers organization: full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO; location of self-regulated appraisers organization: 74A Leningradsky Prospekt, 125315 Moscow; appraisers’ registration number and registration: date in self-regulated appraisers organization register: No. 2800 from 05.12.2008; Information on legal person that concluded labor agreement with appraiser: Full company name: Limited Liability Company TOP-AUDIT AUDIT AND CONSULTING COMPANY; Short company name: LLC TOP-AUDIT AUDIT AND CONSULTING COMPANY; legal person location: 73 Volokolamskoye Shosse, 123424 Moscow; primary state registration number (OGRN): 1027739441553.
22. Appraiser’s surname, name, and patronymic: Bogdanov Nikolay Aleksandrovich; information on membership in self-regulated appraisers organization: full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO; location of self-regulated appraisers organization: 74A Leningradsky Prospekt, 125315 Moscow; appraisers’ registration number and registration: date in self-regulated appraisers organization register: No. 22 from 04.05.2007; Information on legal person that concluded labor agreement with appraiser: Full company name: Limited Liability Company TOP-AUDIT AUDIT AND CONSULTING COMPANY; Short company name: LLC TOP-AUDIT AUDIT AND CONSULTING COMPANY; legal person location: 73 Volokolamskoye Shosse, 123424 Moscow; primary state registration number (OGRN): 1027739441553.
23. Appraiser’s surname, name, and patronymic: Gorovtsova Irina Gennadyevna; information on membership in self-regulated appraisers organization: full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO; location of self-regulated appraisers organization: 74A Leningradsky Prospekt, 125315 Moscow; appraisers’ registration number and registration: date in self-regulated appraisers organization register: No. 2758 from 01.11.2008; Information on legal person that concluded labor agreement with appraiser: Full company name: Limited Liability Company TOP-AUDIT AUDIT AND CONSULTING COMPANY; Short company name: LLC TOP-AUDIT AUDIT AND CONSULTING COMPANY;

Short company name: LLC TOP-AUDIT AUDIT AND CONSULTING COMPANY; legal person location: 73 Volokolamskoye Shosse, 123424 Moscow; primary state registration number (OGRN): 1027739441553.
24. Appraiser’s surname, name, and patronymic: Dryndina Svetlana Sergeevna; information on membership in self-regulated appraisers organization: full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO; location of self-regulated appraisers organization: 74A Leningradsky Prospekt, 125315 Moscow; appraisers’ registration number and registration: date in self-regulated appraisers organization register: No. 2427 from 17.06.2008; Information on legal person that concluded labor agreement with appraiser: Full company name: Limited Liability Company TOP-AUDIT AUDIT AND CONSULTING COMPANY; Short company name: LLC TOP-AUDIT AUDIT AND CONSULTING COMPANY; legal person location: 73 Volokolamskoye Shosse, 123424 Moscow; primary state registration number (OGRN): 1027739441553.
25. Appraiser’s surname, name, and patronymic: Dunaeva Tatyana Viktorovna; information on membership in self-regulated appraisers organization: full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO; location of self-regulated appraisers organization: 74A Leningradsky Prospekt, 125315 Moscow; appraisers’ registration number and registration: date in self-regulated appraisers organization register: No. 70 from 04.05.2007; Information on legal person that concluded labor agreement with appraiser: Full company name: Limited Liability Company TOP-AUDIT AUDIT AND CONSULTING COMPANY; Short company name: LLC TOP-AUDIT AUDIT AND CONSULTING COMPANY; legal person location: 73 Volokolamskoye Shosse, 123424 Moscow; primary state registration number (OGRN): 1027739441553.
26. Appraiser’s surname, name, and patronymic: Kalashnikov Sergey Vladimirovich; information on membership in self-regulated appraisers organization: full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professonals SMAO; location of self-regulated appraisers organization: 74A Leningradsky Prospekt, 125315 Moscow; appraisers’ registration number and registration: date in self-regulated appraisers organization register: No. 2801 from 05.12.2008; Information on legal person that concluded labor agreement with appraiser: Full company name: Limited Liability Company TOP-AUDIT AUDIT AND CONSULTING COMPANY; Short company name: LLC TOP-AUDIT AUDIT AND CONSULTING COMPANY; legal person location: 73 Volokolamskoye Shosse, 123424 Moscow; primary state registration number (OGRN): 1027739441553.
27. Appraiser’s surname, name, and patronymic: Kochergina Anna Viktorovna; information on membership in self-regulated appraisers organization: full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professonals SMAO; location of self-regulated appraisers organization: 74A Leningradsky Prospekt, 125315 Moscow;

appraisers’ registration number and registration: date in self-regulated appraisers organization register: No. 2730 from 20.10.2008; Information on legal person that concluded labor agreement with appraiser: Full company name: Limited Liability Company TOP-AUDIT AUDIT AND CONSULTING COMPANY; Short company name: LLC TOP-AUDIT AUDIT AND CONSULTING COMPANY; legal person location: 73 Volokolamskoye Shosse, 123424 Moscow; primary state registration number (OGRN): 1027739441553.
28. Appraiser’s surname, name, and patronymic: Kurepov Mikhail Mikhailovich; information on membership in self-regulated appraisers organization: full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO; location of self-regulated appraisers organization: 74A Leningradsky Prospekt, 125315 Moscow; appraisers’ registration number and registration: date in self-regulated appraisers organization register: No. 1514 from 14.01.2008; Information on legal person that concluded labor agreement with appraiser: Full company name: Limited Liability Company TOP-AUDIT AUDIT AND CONSULTING COMPANY; Short company name: LLC TOP-AUDIT AUDIT AND CONSULTING COMPANY; legal person location: 73 Volokolamskoye Shosse, 123424 Moscow; primary state registration number (OGRN): 1027739441553.
29. Appraiser’s surname, name, and patronymic: Aleksandrova Marina Yurievna; information on membership in self-regulated appraisers organization: full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO; location of self-regulated appraisers organization: 74A Leningradsky Prospekt, 125315 Moscow; appraisers’ registration number and registration: date in self-regulated appraisers organization register: No. 3132 from 28.05.2010; Information on legal person that concluded labor agreement with appraiser: Full company name: Closed Joint Stock Company BDO; Short company name: CJSC BDO; legal person location: 125 Varshavskoye Shosse, bld 1, section 11, 117587 Moscow; primary state registration number (OGRN): 1037739271701.
30. Appraiser’s surname, name, and patronymic: Astafyeva Olga Gennadyevna; information on membership in self-regulated appraisers organization: full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO; location of self-regulated appraisers organization: 74A Leningradsky Prospekt, 125315 Moscow; appraisers’ registration number and registration: date in self-regulated appraisers organization register: No. 3145 from 23.06.2010; Information on legal person that concluded labor agreement with appraiser: Full company name: Closed Joint Stock Company BDO; Short company name: CJSC BDO; legal person location: 125 Varshavskoye Shosse, bld 1, section 11, 117587 Moscow; primary state registration number (OGRN): 1037739271701.
31. Appraiser’s surname, name, and patronymic: Zavyalets Andrey Emelyanovich; information on membership in self-regulated appraisers organization:

full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO; location of self-regulated appraisers organization: 74A Leningradsky Prospekt, 125315 Moscow; appraisers’ registration number and registration: date in self-regulated appraisers organization register: No. 3121 from 20.05.2010; Information on legal person that concluded labor agreement with appraiser: Full company name: Closed Joint Stock Company BDO; Short company name: CJSC BDO; legal person location: 125 Varshavskoye Shosse, bld 1, section 11, 117587 Moscow; primary state registration number (OGRN): 1037739271701.
32. Appraiser’s surname, name, and patronymic: Kolomiets Vladimir Vladimirovich; information on membership in self-regulated appraisers organization: full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professonals SMAO; location of self-regulated appraisers organization: 74A Leningradsky Prospekt, 125315 Moscow; appraisers’ registration number and registration: date in self-regulated appraisers organization register: No. 3146 from 23.06.2010; Information on legal person that concluded labor agreement with appraiser: Full company name: Closed Joint Stock Company BDO; Short company name: CJSC BDO; legal person location: 125 Varshavskoye Shosse, bld 1, section 11, 117587 Moscow; primary state registration number (OGRN): 1037739271701.
33. Appraiser’s surname, name, and patronymic: Kalacheva Yulia Viktorovna; information on membership in self-regulated appraisers organization: full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO; location of self-regulated appraisers organization: 74A Leningradsky Prospekt, 125315 Moscow; appraisers’ registration number and registration: date in self-regulated appraisers organization register: No. 3126 from 20.05.2010; Information on legal person that concluded labor agreement with appraiser: Full company name: Closed Joint Stock Company BDO; Short company name: CJSC BDO; legal person location: 125 Varshavskoye Shosse, bld 1, section 11, 117587 Moscow primary state registration number (OGRN): 1037739271701.
34. Appraiser’s surname, name, and patronymic: Mironenko Denis Aleksandrovich; information on membership in self-regulated appraisers organization: full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO; location of self-regulated appraisers organization: 74A Leningradsky Prospekt, 125315 Moscow; appraisers’ registration number and registration: date in self-regulated appraisers organization register: No. 3122 from 20.05.2010; Information on legal person that concluded labor agreement with appraiser: Full company name: Closed Joint Stock Company BDO; Short company name: CJSC BDO; legal person location: 125 Varshavskoye Shosse, bld 1, section 11, 117587 Moscow primary state registration number (OGRN): 1037739271701.
35. Appraiser’s surname, name, and patronymic: Rodin Maksim Gennadyevich; information on membership in self-regulated appraisers organization:

full name of the self-regulated appraisers organization: Interregional self-regulated nonprofit organization Nonprofit Partnership Professional Experts and Appraisers Association; location of self-regulated appraisers organization: 6A 8 Marta 4th Street, 125167 Moscow; appraisers’ registration number and registration: date in self-regulated appraisers organization register: No. 11 from 15.10.2007; Information on legal person that concluded labor agreement with appraiser: Full company name: Closed Joint-Stock Company International Business-Center: consultation, investments, appraisal; Short company name: CJSC MBC; legal person location: 6A 8 Marta 4th Street, office 507, 125167 Moscow; primary state registration number (OGRN): 1037743018576.
8.7. The percentage of shares which when unplaced leads to the issue (additional issue) being declared invalid, as well as the procedure for the re-payment of funds transferred as the payment for securities of the issue (additional issue) in case the issue is cancelled.
     The percentage of unplaced shares which leads to the non-placement of the additional issue of securities is not defined.
9.	Re-payment terms and payment of the bond yield: This paragraph applies to bonds only.

10.	Information on bond acquisition This paragraph applies to bonds only.

11.	Procedure for disclosing information on the issue
The Issuer shall disclose the information at every stage of the equity securities placement procedure in accordance with requirements of the Federal Law On Joint-Stock Companies No. 208-FZ from 26.12.95, Federal Law On Securities Market No. 39-FZ from 22.04.96 as well as Regulations of Disclosure of information by Issuers of Issue Securities approved with the order of the Federal Financial Markets Service No. 06-117/pz-n from 10.10.2006 (hereinafter Regulations on information disclosure), other regulatory legal acts of the federal authority for securities market in accordance with the procedure and terms specified by the Decision on additional securities issue and Securities Prospectus. In case another procedure and terms for information disclosure, other than procedure and terms specified by the Decision on additional securities issue and Securities Prospectus, is put into effect when the event occurs that requires from Issuer information disclosure in accordance with current federal laws and regulatory legal acts of the federal executive authority for securities market, the information on this event shall be disclosed according to the procedure and terms specified by federal laws and regulatory legal acts of the federal executive authority for securities market operating at the moment of the event occurrence.

All information that shall be disclosed by the Issuer in the Internet in accordance with the Regulations on information disclosure and other regulatory legal acts of the federal executive authority for securities market, shall be available during the period specified by these regulatory legal acts, at Issuer’s website at www.interrao.ru.
In case when information disclosure is made by the Issuer by publishing notices in the newswire, such notices shall be published in the newswire at least of the one of information agencies authorized by federal executive authority for securities market for dissemination of information disclosed at securities market (hereinafter — Authorized information agencies). Authorized information agencies are the following, as for the date of approval of the Decision on additional securities issue: CJSC AK&M, CJSC Interfax, CJSC Prime-TASS, ANO AZIPI, CJSC SCRIN.

State registration of the securities issue (additional issue) is be accompanied by the registration of the securities prospectus.
The procedure of information disclosure for every stage of securities issue procedure: Issuer disclosed the information on securities issue procedure stages in accordance with the procedure specified by Federal Law On Joint-Stock Companies No. 208-FZ from 26.12.95, Federal Law On Securities Market No. 39-FZ from 22.04.96 as well as Regulations on Information Disclosure.
The information on taking decision on securities issue by Issuer’s authorized body is disclosed by publishing material fact notice Information on securities issue procedure stages within following terms from the date of executing protocol (expiration of protocol execution period set by the legislation of the Russian Federation) by Issuer’s authorized body, where the decision on securities issue was taken.
–	in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

–	on Issuer’s website www.interrao.ru — not later than 2 (two) days
The publication on the Issuer’s website shall follow the same in the Newswire.
The information on approval of Decision on securities issue by Issuer’s authorized body is disclosed by publishing material fact notice Information on securities issue procedure stages within following terms from the date of executing protocol (expiration of protocol execution period set by the legislation of the Russian Federation) of the Board of Directors of the Issuer, where the decision on securities issue was taken.
–	in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

–	on Issuer’s website www.interrao.ru — not later than 2 (two) days
The publication on the Issuer’s website shall follow the same in the Newswire.
The information on state registration of this additional securities issue and procedure for accessing the information contained in Securities Prospectus is disclosed by publishing material fact notice Information about securities placement procedure stages by the Issuer according to the following terms from the date of publishing information on state registration of Issuer’s additional securities issue at the website of the registering authority, or from the date of receiving by Issuer the written notice on state registration of the additional securities issue via mail, fax, e-mail, or by hand, whichever is earlier:
–	in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

–	on Issuer’s website www.interrao.ru — not later than 2 (two) days

–	in “Izvestiya” newspaper not later than 10 (ten) days
Moreover, web publication and publication in “Izvestiya” newspaper shall follow the publication in Newswire.
Issuer shall publish text of the registered Decision on additional securities issue at Issuer’s website www.interrao.ru within 2 (two) days from the date of publishing information on state registration of Issuer’s additional securities issue at the website of the registering authority, or from the date of receiving by Issuer the written notice on state registration of the additional securities issue via mail, fax, e-mail, or by hand, whichever is earlier. When publishing text of the Decision on additional securities issue at the website, additional securities issue state registration number, state registration date and registering authority performing state registration of additional securities issue shall be specified.
Text of the registered Decision on additional securities issue shall be available at the website from the expiration date of period determined by Decision on additional securities issue for its publishing in the Internet, and if published after expiration of such period, it shall be available from the date of web publication and upon redeeming (cancellation) of all securities from this issue.

Issuer shall publish text of the registered Securities Prospectus at Issuer’s website www.interrao.ru within 2 (two) days from the date of publishing information on state registration of Issuer’s additional securities issue at the website of the registering authority, or from the date of receiving by Issuer the written notice on state registration of the additional securities issue via mail, fax, e-mail, or by hand, whichever is earlier. When publishing text of the Securities Prospectus at the website, following shall be specified: the issue state registration number of the securities issue in which regard the Securities Prospectus was registered, its registration date and registering authority performing state registration of Securities Prospectus.
Text of the registered Securities Prospectus shall be available at www.interrao.ru website after expiration of period specified by Decision on additional securities issue for its publishing in the Internet, and if published in the Internet after expiration of such period, it shall be available from the date of Internet publication and upon expiration of at least 6 (six) months period from publishing the registered Securities (additional) issue Placement Report, and if securities issue is performed without state registration of the Securities (additional) issue Placement Report in accordance with Federal Law On Securities Market or other federal laws, then upon expiration of 6 (six) months period from publishing in the Internet the text of the securities (additional) issue placement notice submitted to registration authority.
All interested persons may review the Decision on additional securities issue and Securities Prospectus as well get copies thereof beginning with the date of state registration of the additional securities issue at the following address:
JSC INTER RAO UES
Registered address: 12 Krasnopresnenskaya Nab., Entrance 7, 123610, Moscow, Russian Federation, (the office of the sole executive body of JSC INTER RAO UES).
Contact telephone number +7 (495) 967 05 27.
Website: www.interrao.ru
The Issuer shall provide copies of said documents to holders of Issuer’s securities and other interested persons upon their request for a payment not exceeding expenses on making such copy, within 7 (seven) days from request date.
After state registration of this additional securities issue and determination of the offering price by the Board of Directors of the Issuer, however not later than Placement Start Date, the Issuer shall notify persons entitled for pre-emption acquisition of additional issued securities on possibility of exercising the pre-emption right according to the procedure determined for notifications on holding General Shareholder Meeting by publishing the notice in “Izvestiya” newspaper as well as publishing the notice on possibility of exercising the pre-emption acquisition of shares at the website www.interrao.ru.
At the stage of securities placement the Issuer shall disclose information in the form of
–	notice of securities placement start date;

–	notice on changing the securities placement start date;

–	notice on securities price (price determination procedure);

–	material fact notice Information on securities issue procedure stages according to the procedure and form specified by Chapter VI of the Regulations on information disclosure;

–	notice on suspending securities placement;

–	notice on resuming securities placement;
The notice on Securities Placement Start date is published by Issuer within the following terms:
–	in Newswire of one of the Authorized information agencies — not later than 5 (five) days before placement start date

–	on Issuer’s website www.interrao.ru — not later than 4 (four) days before placement start date.

The notice on securities placement start date the offering price for securities from this additional issue shall be specified.
In case Issuer decides to change the Securities Placement Start Date that was disclosed according to foregoing procedure, the Issuer shall publish the notice on change of the Securities Placement Start Date in newswire of one of the authorized information agencies and at Issuer’s website www.interrao.ru not later that 1 (one) day prior to such date.
The publication on the Issuer’s website shall follow the same in the Newswire.
In case the securities offering price is not provided in the notice on state registration of additional securities issue or in the notice on Securities Placement Start Date, the Issuer shall publish the notice on securities offering price not later than Securities Placement Start Date in Newswire of one of the authorized information agencies and at www.interrao.ru. Moreover, securities may not be offered prior to publication of the offering price by the Issuer in the Newswire and on the Issuer’s website.
Information on Securities Placement Start is disclosed through publishing material fact notice “Information about securities placement procedure stages” according to the following terms from the date when securities placement starts:
–	in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

–	on Issuer’s website www.interrao.ru — not later than 2 (two) days
The publication on the Issuer’s website shall follow the same in the Newswire.
The moment of occurrence of material fact containing information on securities placement (placement start) is deemed to be the date when securities placement starts.
The information on results of exercising pre-emption right is disclosed by the Issuer in form of notice, within the following terms after summing up the results of exercising pre-emption right:
–	in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

–	on Issuer’s website www.interrao.ru — not later than 2 (two) days
In case Issuer takes a decision on making amendments and/or additions to the Decision on additional securities issue and/or Securities Prospectus, and/or Issuer received during securities placement period the written request (order, ruling) of the state authority authorized to take decisions on suspending securities placement in accordance with the legislation of the Russian Federation (hereinafter — the Authorized body), during securities placement period, the Issuer shall suspend securities placement and publish the notice on suspension of securities placement in the newswire and at the website.
The notice on suspending securities placement shall be published within following terms from the date of executing protocol (expiration of protocol execution period specified by the legislation of the Russian Federation) of the meeting of the authorized management body of the Issuer, where the decision on making amendments/additions to the Decision on additional securities issue and/or Securities Prospectus was taken, and in case of modification of conditions specified by the Decision on additional securities issue — from the date of executing protocol (expiration of protocol execution period specified by the legislation of the Russian Federation) of the meeting of the Authorized Body of the Issuer, where the decision on modifying such conditions was taken, or the date of receiving by Issuer the written notice (order, ruling) of the Authorized Body on suspending securities placement via mail, fax, e-mail, delivery by hand, whichever is earlier.
–	in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

–	at Issuer’s website www.interrao.ru — not later than 2 (two) days
In case securities placement is suspended in connection with decision on suspending securities placement taken by registering authority, the information on suspending securities placement is disclosed by the Issuer in the form of material fact notice “Information on suspending and resuming securities placement”.

–	in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

–	at Issuer’s website www.interrao.ru — not later than 2 (two) days
The moment of occurrence of material fact containing information on securities placement suspension is deemed to be the date of publishing information on suspending Issuer’s securities placement at the website of registering authority or the date of receiving by Issuer the written notice from registering authority on suspending securities placement via mail, fax, e-mail, or delivery by hand, whichever is earlier
The Issuer shall publish the notice on resuming securities placement in the newswire or at the website after registering amendments and/or additions to the Decision on additional securities issue and/or Securities Prospectus, taking decision on declining such amendments and/or additions or after receiving a written notice (order, ruling) from Authorized Body on permission for resuming securities placement (on loss of effect of reasons for suspending securities placement).
The information on resuming securities placement shall be published by the Issuer according to the following terms from the date of publishing information on registration of amendments and/or additions to the Decision on additional securities issue and/or Securities Prospectus or decline in registration of such amendments and/or additions at the website of registering authority or the date of receiving by Issuer the written notice from registering authority on registration of amendments and/or additions to the Decision on additional securities issue or decline in registration of such amendments and/or additions, or written notice (order, ruling) from the Authorized Body on resuming securities placement (on loss of effect of reasons for suspending securities placement) via mail, fax, e-mail, or delivery by hand, whichever is earlier.
–	in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

–	at Issuer’s website www.interrao.ru — not later than 2 (two) days
In case securities placement is resumed in connection with decision on resuming securities placement taken by registering authority, the information on resuming securities placement is disclosed by the Issuer in the form of material fact notice “Information on suspending and resuming securities placement”.
–	in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

–	at Issuer’s website www.interrao.ru — not later than 2 (two) days
The moment of occurrence of material fact containing information on securities placement resuming is deemed to be the date of publishing information on resuming Issuer’s securities placement at the website of registering authority or the date of receiving by Issuer the written notice from registering authority on resuming securities placement via mail, fax, e-mail, or delivery by hand, whichever is earlier.
Resuming securities placement before publishing notice on resuming securities placement in the newswire or at the website is not allowed.
Information on securities placement ending is disclosed through publishing material fact notice “Information about securities placement procedure stages” according to the following terms from the date when securities placement ends:
–	in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

–	on Issuer’s website www.interrao.ru — not later than 2 (two) days
The publication on the Issuer’s website shall follow the same in the Newswire.
The moment of occurrence of material fact containing information on securities placement ending is deemed to be the date when securities placement ends.
The information on state registration of additional issue securities placement report is disclosed by the Issuer in the form of the material fact notice “Information about securities placement procedure stages” according to the following terms from the date of publishing the information on state registration of Issuer’s additional issue securities (shares) placement report at the website of the registering authority or the date of receiving by Issuer the notice from the registering authority on state registration of additional issue securities (shares) placement report via mail, fax, e-mail, or delivery by hand, whichever is earlier:
–	in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

–	at Issuer’s website www.interrao.ru — not later than 2 (two) days
The Issuer shall publish the text of additional issue securities placement report at its website www.interrao.ru within 2 (two) days from the date of publishing the information on state registration of the additional issue securities (shares) placement report at the website of registering authority or from the date of receiving by Issuer the written notice from registering authority on state registration of the additional issue securities (shares) placement report via mail, fax, e-mail, or delivery by hand, whichever is earlier.
Text of the registered additional issue securities placement report shall be available at the website within at least 6 months after expiration of the period specified for its publishing in the Web, and if published after expiration of such period, it shall be available from the date of Web publication.
All interested persons may review the additional issue securities (shares) placement report as well get copy thereof beginning with the date of publishing notice on state registration of the additional issue securities (shares) placement report at the following address: 12 Krasnopresnenskaya Nab., Entrance 7, 123610, Moscow, Russian Federation, (the office of the sole executive body of JSC INTER RAO UES).
All interested persons are entitled to receive a copy of the additional issue securities (shares) placement report at the foregoing address, beginning with the date of publishing notice on state registration of the additional issue securities placement report, for a payment not exceeding expenses on making such copy.
The Issuer shall disclose the information in case if additional securities issue was declared invalid or void, in the form of material fact notice Information on declaring (additional) securities issue invalid or void within the following terms after such event happened:
–	in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

–	on Issuer’s website www.interrao.ru — not later than 2 (two) days
The moment of occurrence of material fact containing information on declaring securities issue void is deemed to be the date of publishing information on declaring Issuer’s securities issue void at the website of registering authority or the date of receipt by Issuer the written notice from registering authority on declaring securities issue void via mail, fax, e-mail, or delivery by hand, whichever is earlier.
The moment of occurrence of material fact containing information on declaring securities issue void is deemed to be the date of receiving by Issuer the effective judicial act (decision, ruling, order) on declaring securities issue void (the date when the act that had been already received becomes effective).
Notices on changing accounts where shares of the Russian and/or Foreign Joint Stock Companies provided as payment for securities placed in accordance with the p. 8.6. of the Decision on additional securities issue, shall be disclosed after Issuer’s authorized body takes a decision on using these accounts for crediting shares of Russian and/or Joint Stock Companies to these accounts:
–	in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

–	at Issuer’s website www.interrao.ru — not later than 2 (two) days
The notice on signing the certificate of transfer of the Issuer’s share register to the new registrar shall be published within the following terms after signing the certificate of transfer of the Issuer’s share register:
–	in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

–	at Issuer’s website www.interrao.ru — not later than 2 (two) days.
Corresponding information form, types, disclosure terms.

The notice on material fact shall be disclosed by the Issuer within following terms after material fact occurs:
–	in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

–	at Issuer’s website www.interrao.ru — not later than 2 (two) days.
Text of the material fact notice shall be available at the website within at least 6 months after expiration of the period specified for its publishing in the Web, and if published in the Web after expiration of such period, it shall be available from the date of publishing it in the Web.
The Issuer performs information disclosure in a form of notices on information that may have a significant impact on the Issuer’s securities price.
The information on notices that may have a significant impact on the Issuer’s securities price, are published within the following term after such event occurs.
–	in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

–	at Issuer’s website www.interrao.ru — not later than 2 (two) days.
Text of the notice on information may have a significant impact on price of securities of the joint-stock company shall be available at the website within at least 6 months after expiration of the period specified for its publishing in the Web, and if published in the Web after expiration of such period, 6 months after the date of publishing it in the Web, if no other term for providing access for said information is determined by the Regulations.
The Issuer performs information disclosure in the form of quarterly report according to the procedure specified by the Regulations.
Quarterly report is made based on the results of each quarter. Quarterly report is provided to the registering authority not later than 45 (forty five) days from the last day of the reported quarter.
The issuer shall publish text of the quarterly report at the website www.interrao.ru within 45 (forty five) days from the last day of the reported quarter.
Text of the quarterly report shall be available at the website within at least 3 years after expiration of the period specified for its publishing in the Web, and if published in the Web after expiration of such period — 3 years from the date of publishing it in the Web.
The Issuer shall publish the information on procedure for accessing the information contained in quarterly report not later than 1 (one) day from the date of publishing at the website text of the quarterly report.
The Issuer shall provide any interested person the access to information contained in each notice, including each material fact notice published by the Issuer in accordance with Regulation on Information Disclosure as well as contained in registered Decision on additional securities issue, Securities Prospectus and amendments and/or additions thereof, additional issue securities placement report, quarterly report as well as in other documents, mandatory disclosure of which is required by Section VII of the Regulation on Information Disclosure, by storing copies thereof at address (location) of the Issuer’s permanent executive body, specified in the Unified State Register of Legal Entities, namely 12 Krasnopresnenskaya Nab., Entrance 7, 123610, Moscow, Russian Federation, (the office of the sole executive body of JSC INTER RAO UES), business days from 10:00 to 16:00, Moscow time.
The Issuer shall provide copy of each notice, including copy of each material fact notice published by the Issuer in accordance with Regulation on Information Disclosure as well as copy of the Decision on additional securities issue, Securities Prospectus and amendments and/or additions thereof, additional issue securities placement report, copy of quarterly report as well as copies other documents, mandatory disclosure of which is required by Section VII of the Regulation on

Information Disclosure, to Issuer’s shareholders and other interested persons upon their request for a payment not exceeding expenses on making such copy, within 7 (seven) days from request date.

Bank details of Issuer’s current account(s) for payment for making copies of the foregoing documents and amount (procedure of determining amount) of such expenses are published by the Issuer at the website www.interrao.ru.
Copies of documents that shall not be stored continuously in accordance with the legislation of the Russian Federation are provided by the Issuer upon request of interested persons during corresponding storage time thereof.
The copy provided by the Issuer shall be verified by Issuer’s authorized person.
In case if the last day of the period when Issuer shall disclose the information or provide copy of the document containing such information in accordance with Regulations on Information Disclosure falls on weekend or public holiday, the last day of such period is deemed to be the next business day.
Information is be disclosed through publishing in periodical print publication(s) Publication (s) name: “Izvestiya” newspaper
Information is disclosed Information is be disclosed through publishing it at the website. Website address: www.interrao.ru.
The Issuer shall disclose the information in the form of quarterly report and material fact (events, actions) notices that influence on its economic activity.
Issuer and/or registrar maintaining Issuer’s share register shall provide a copy of the Decision on additional securities issue to any interested person upon its request for a payment not exceeding expenses on making such copy.
12. Information on ensuring the performance of liabilities under bonds in the issue (additional issue):
This paragraph applies only to bonds.
13. Issuer’s liability:
The issuer is obliged to ensure rights pertaining to the holders of securities in case they observe the procedure of these rights as provided for by Russian laws
14. Obligation of persons who have provided security for the bonds to ensure performance of the Issuer’s liabilities to bond holders in the event that the Issuer refuses to fulfill liabilities or that the fulfillment of the relevant bond liabilities expires in accordance with terms in the provided security.
This paragraph applies only to bonds
15. Other information provided by the Standards:
Postal Address of the Issuer: 12, Krasnopresnenskaya Nab., Entrance 7, Moscow, 123610, Russian Federation.
Changes of the registrar of the Issuer:
Pursuant to p.15.1.40. of the Issuer’s Charter decision on approval of the Issuer’s registrar, terms of agreement with the registrar and its termination is referred to the scope of the Issuer’s Board of Directors competence.
On 20 September 2010 the Issuer’s Board of Directors (Minutes dated 20 September 2010 No.31) decided to terminate the agreement with OJSC “Central Moscow Depositary” which held the Issuer’s share register and to appoint a new registrar of the Issuer — OJSC “R.O.S.T.” (OGRN 1027739216757, FSFM registrar license No.10-000-1-00264 dated 3 December 2002).
As of the dated of approval of this decision on share issuance the agreement with the new registrar of the Issuer has been executed, though the shareholders register has not been transferred to the new registrar yet. The transfer- acceptance act with respect to transfer of the shareholders register to the new registrar is expected to be signed prior to the commencement of placement of the newly issued shares.
The information on the transfer of the shareholders register to the new registrar of the Issuer will be disclosed after signing the transfer-acceptance act as follows:
–	in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

–	at Issuer’s website www.interrao.ru — not later than 2 (two) days.